SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 1998

                           Capital Mortgage Plus L.P.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    ---------
                 (State or other Jurisdiction of Incorporation)


        0-18491                                          13-3502020
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 421-5333
                                                    --------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

Item 2. Acquisition or Disposition of Assets

On December 17, 1998, Willow Partners, Ltd. (the "Owner"), the owner of Willow Trace Apartments ("Willow Trace"), prepaid their outstanding FHA Co-Insured Mortgage Loan (the "Mortgage Loan") and Equity Loan (the "Equity Loan") held by Capital Mortgage Plus L.P.(the "Partnership") in full. The Mortgage Loan and the Equity Loan were secured by a mortgage on the Willow Trace property and partnership interests in the Owner. The outstanding debt prepaid to the Partnership totaled $5,372,859, including the $4,275,984 outstanding balance of the Mortgage Loan, the $680,000 Equity Loan, a $213,799 prepayment premium, and $203,076 of additional interest due pursuant to the loan documents.

The prepayment of the Mortgage Loan and the Equity Loan differs from what CIP Associates, Inc., the general partner of the Partnership (the "General Partner") had previously anticipated. As disclosed in the Form 10-Q for the quarterly period ended September 30, 1998, the General Partner anticipated that the Owner would refinance the Mortgage Loan with a third party lender and that the Owner would convert the Equity Loan to a second mortgage loan with participation in cash flow. However, the Owner opted to prepay both the Mortgage Loan and the Equity Loan in full together with associated prepayment premiums and additional interest.

The interest income on the Mortgage Loan recognized during the fiscal year ending December 31, 1997 was $444,273, and for the nine months ended September 30, 1998 was $314,579.

The Partnership used a portion of the repayment proceeds to pay current payables, including $490,421 of accrued Partnership management fees owed to the General Partner, and to replenish reserves. Of the balance of the repayment proceeds, $4,499,817 ($2.45 per BAC$) will be distributed to the BAC$holders and $45,453 will be distributed to the General Partner.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).     Financial Statements

         Not Applicable

(b).     Pro Forma Financial Information

         Not Applicable

(c).     Exhibits
         None

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CAPITAL MORTGAGE PLUS L.P.
                                  (Registrant)
                                  By:  CIP ASSOCIATES, INC., General Partner


                                  BY:      /s/ Alan P. Hirmes
                                           ------------------
                                           Alan P. Hirmes
                                           Senior Vice President
         January 4, 1999